                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 19, 2001



                         REGIONS FINANCIAL CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                        0-6159                  63-0589368
----------------                 -------------         ------------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


      417 North 20th Street, Birmingham, Alabama          35203
     --------------------------------------------      -----------
       (Address of principal executive offices)        (Zip code)


                                (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as a part of this current report on Form 8-K.


ITEM 9.   REGULATION FD DISCLOSURE

     In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

     On July 19, 2001, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter and six months ended June 30, 2001. The press release is included in this report as exhibit 99.1.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ D. Bryan Jordan


                                      D. Bryan Jordan
                                      Executive Vice President and Comptroller


Date:  July 19, 2001

                               INDEX TO EXHIBITS

  Sequential
   Exhibit                                                           Page No.
   -------                                                           --------


    99.1       Press release dated July 19, 2001.